CRONOS EQUIPMENT (BERMUDA) LIMITED

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Director
Amendment No. 5 to Members Agt.

Exhibit 10.2	EXECUTION VERSION
AMENDMENT NUMBER 5 TO MEMBERS AGREEMENT
     THIS AMENDMENT NUMBER 5, dated as of November 8, 2006 (this “Amendment”), to the Members Agreement, dated as of September 18, 2002 and amended by Amendment Number 1 thereto as of June 15, 2004, Amendment Number 2 thereto as of July 8, 2004, Amendment Number 3 thereto as of June 15, 2005 and Amendment Number 4 thereto as of August 1, 2005 (as amended or supplemented from time to time as permitted thereby, the “Members Agreement”), among CF LEASING LTD., a company with limited liability organized and existing under the laws of Bermuda (together with its successors and permitted assigns, the “Company”), FB TRANSPORTATION CAPITAL LLC, a Delaware limited liability company (“FBT”), and CRONOS EQUIPMENT (BERMUDA) LIMITED, a limited liability company organized and existing under the laws of Bermuda (“Cronos”), and joined by THE CRONOS GROUP, a société anonyme holding organized and existing under the laws of Grand Duchy of Luxembourg (“The Cronos Group”).
W I T N E S S E T H:
     WHEREAS, the parties have previously entered into the Members Agreement;
     WHEREAS, the parties desire to amend the Members Agreement in order to modify certain provisions of the Members Agreement.;
     WHEREAS, the parties desire to amend the Members Agreement to reflect the transfer by FB Aviation & Intermodal Finance Holding B.V. (the “Seller”) to FB Transportation Capital LLC, an affiliate of the Seller (the “Purchaser”), all of the Seller’s rights, obligations, title and interest in and to (i) the Members Agreement and (ii) 11,976 of the 12,000 Common Shares the Seller owned of the Company;
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Members Agreement.
     SECTION 2. Amendments to the Members Agreement. Effective upon the date hereof, following the execution and delivery hereof,
     (a) Section 1.1 shall be amended by deleting the term “Commitment Expiration Date” in its entirety and replacing it with the following:
“Commitment Expiration Date. The earlier to occur of (x) the date on which an Early Amortization Event occurs and (y) October 31, 2007 (or, in the case of clause (y), such later date as may be agreed to by all of the Members).”; and
     (b) Paragraph (iii) of the definition of “Purchase Parameters” in Section 1.1 of the Members Agreement shall be amended and restated in its entirety as follows:
     “(iii) [reserved]”; and

     (c) Section 8.14 of the Members Agreement shall be amended and restated in its entirety as follows:
“ Section 8.14 Mandatory Redemption Upon Change of Control.
     If a Change of Control occurs with respect to either the Manager or The Cronos Group, then The Cronos Group shall, at the direction of FB Transportation Capital LLC (or its assignee), cause the Manager to purchase all assets of the Borrower from the Borrower at a purchase price (i) with respect to the New Containers (other than, if the condition in the proviso set forth in clause (ii) below has been satisfied, the Category 3 Containers (defined below)) and the Category 2 Containers, equal to one hundred ten percent (110%) of the then existing Net Book Value of such assets, (ii) with respect to all Containers purchased or otherwise acquired by the Borrower between August 1, 2006 and January 31, 2007 (the “Category 3 Containers”), equal to one hundred two percent (102%) of the then existing Net Book Value of such assets, provided a purchase of the outstanding shares of The Cronos Group has been effected prior to January 31, 2007, and (iii) with respect to all other assets of the Borrower, equal to one hundred percent (100%) of the then existing Net Book Value of such assets. Simultaneously with such purchase, the Borrower shall, at the direction of FB Transportation Capital LLC (or its assignee), redeem the Notes by not later than the sixtieth (60th) day after receipt of notice requesting such redemption for a purchase price equal to the then Aggregate Principal Balance plus all accrued interest thereon and all other amounts owing pursuant to the Loan Agreement and the other Transaction Documents.”
     SECTION 3. Effectiveness of Amendment; Terms of this Amendment.
     (a) This Amendment shall become effective as of November 8, 2006.
     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Members Agreement, and (ii) each reference in the Members Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Members Agreement shall mean and be a reference to the Members Agreement as amended or modified hereby.
     (d) Except as expressly amended or modified hereby, the Members Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
     SECTION 4. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by fax and/or email), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED

THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO HEREBY IRREVOCABLY APPOINT AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PARTY HERETO AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, EACH PARTY HERETO SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL THE TERMINATION OF THE MEMBERS AGREEMENT. IF SUCH AGENT SHALL CEASE TO SO ACT, THE PARTIES HERETO SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT AND SHALL PROMPTLY DELIVER TO THE PARTIES HERETO EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By: /s/ PETER J. YOUNGER
Name: Peter J. Younger
Title: Director
Amendment No. 5 to Members Agt.

FB TRANSPORTATION CAPITAL LLC

By: /s/ M.A.N. VAN LACUM
Name: M.A.N. van Lacum
Title: Director

By: /s/ MILTON ANDERSON
Name: Milton Anderson
Title: Managing Director
Amendment No. 5 to Members Agt.

THE CRONOS GROUP

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Director
Amendment No. 5 to Members Agt.

CRONOS EQUIPMENT (BERMUDA) LIMITED

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Director
Amendment No. 5 to Members Agt.